EXHIBIT 99

CLYDE BAILEY, P.C.

Certified Public Accountant
10924 Vance Jackson #404
San Antonio, Texas 78230
(210) 699-1287(ofc.)
(888) 699-1287 (210) 691-2911 (fax)

Member:
American Institute of CPA’s
Texas Society of CPA’s

April 14, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madam:

I have read the statements made by Call Now, Inc., which I understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company’s Form 8-K, dated April 18, 2005. I agree with the statements concerning my firm in such Form 8-K.

Sincerely,

/s/ Clyde Bailey
by: Clyde Bailey P.C.

CB :